UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    January 11, 2010

ZENITH NATIONAL INSURANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-9627	95-2702776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21255 Califa Street, Woodland Hills, CA	91367-5021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (818) 713-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 11, 2010, Zenith National Insurance Corp. (the “Registrant”) entered into an employment agreement (the “Agreement”) with Janet Frank pursuant to which Ms. Frank will become an Executive Vice President of the Registrant and President and Chief Operating Officer of Zenith Insurance Company, the Registrant’s principal operating subsidiary, on March 15, 2010 or such other date as may be agreed upon.

Ms. Frank, 58, was President and Chief Executive Officer of the California State Compensation Insurance Fund (“SCIF”) from October 2007 to October 2009.  Prior to joining SCIF, she was Executive Vice President of North American Field Operations for CNA Financial, where she was employed since 2001.

The Agreement provides for:  (1) a five-year term; (2) a one-time sign on bonus of $100,000; (3) an annual base salary of $750,000 (subject to increases by the Compensation Committee); (4) eligibility for discretionary bonuses and/or bonuses under the Registrant’s Section 162(m) Plan; (5) an award of 50,000 shares of restricted common stock of the Registrant, half of which vests in two and one-half years and the balance in five years; (6) relocation benefits; and (7) lump sum severance payments of up to two years’ base salary and bonus, depending on the circumstances and subject to the execution of a release.  There is no right to terminate employment and receive severance payments based solely upon a change in control.

This summary is qualified in its entirety by the Agreement, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Jack D. Miller, the current President and Chief Operating Office of Zenith Insurance Company, will become Vice Chairman of Zenith Insurance Company upon Ms. Frank’s commencement of employment.  Mr. Miller, who will remain an Executive Vice President of the Registrant, will be responsible in his new position for strategic matters of Zenith Insurance Company, including expanding its agricultural business to offer lines of insurance other than workers’ compensation.  On January 11, 2010, the employment agreement between the Registrant and Jack D. Miller was amended to reflect the foregoing change.  A copy of the amendment to Mr. Miller’s employment agreement is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed as part of this Current Report:

Number	Exhibit
10.1	Employment Agreement between Zenith National Insurance Corp. and Janet Frank dated January 11, 2010

10.2	Amendment No. 1 to Amended and Restated Employment Agreement between Zenith National Insurance Corp. and Jack D. Miller dated January 11, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.

Dated:	January 11, 2010	By:	/s/ Michael E. Jansen
			Name:	Michael E. Jansen
				Title:	Executive Vice President and General Counsel

Index to Exhibits

Number	Exhibit
10.1	Employment Agreement between Zenith National Insurance Corp. and Janet Frank dated January 11, 2010

10.2	Amendment No. 1 to Amended and Restated Employment Agreement between Zenith National Insurance Corp. and Jack D. Miller dated January 11, 2010